UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2006



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


   California                 000-31929                          68-0454068
   ----------                 ---------                          ----------
(State or other          (Commission File No.)                (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02  Results of Operations and Financial Condition

     Sonoma Valley Bancorp announced its results for its quarter ended March 31, 2006, on the press release attached as Exhibit 99.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

      Exhibit No.                Exhibit Description
      -----------                -------------------

           99 Press release dated April 7, 2006, titled "Sonoma Valley Bancorp Announces Record Levels of Earnings and Assets"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SONOMA VALLEY BANCORP,
                                            a California Corporation


Dated:  April 10, 2006                      /s/ Mel Switzer, Jr.
        --------------                      ---------------------------------
                                            Mel Switzer, Jr.,
                                            Chief Executive Officer
                                            (Principal Executive Officer)

                                  EXHIBIT INDEX


         Exhibit No.         Description
         -----------         -----------

              99 Press release dated April 7, 2006, titled "Sonoma Valley Bancorp Announces Record Levels of Earnings and Assets"